Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
16.	INCOME TAXES
We are subject to U.S. federal and state taxes with respect to our allocable share of any taxable income or loss of Holdings, as well as any stand-alone income or loss we generate. Holdings is treated as a partnership for U.S.

income tax purposes and for most applicable state and local income tax purposes and generally does not pay income taxes in most jurisdictions. Instead, Holdings’ taxable income or loss is passed through to its Members, including us. Despite its status as a partnership in the United States, Holdings’ foreign subsidiaries are taxable entities operating in foreign jurisdictions. As such, these foreign subsidiaries may record a tax expense or benefit in jurisdictions where a valuation allowance has not been recorded.
As part of the Business Combination, the Company entered into the TRA with certain shareholders that will represent approximately 85% of the calculated tax savings based on the portion of basis adjustments on future exchanges of Holding’s units and other carryforward attributes assumed that we anticipate being able to utilize in future years. As of March 31, 2023, there have been exchanges of units that would generate a deferred tax asset of $1,448 for the Company and a liability under the TRA of $6,250.
On a quarterly basis, the Company estimates the effective tax rate expected to be applicable for the full year and makes changes, if necessary, based on new information or events. The estimated annual effective tax rate is forecasted based on actual historical information and forward-looking estimates and is used to provide for income taxes in interim reporting periods. The Company also recognizes the tax impact of certain unusual or infrequently occurring items, such as the effects of changes in tax laws or rates and impacts from settlements with tax authorities, discretely in the quarter in which they occur. The Company recorded income tax expense of $630 and $64 for the three months ended March 31, 2023 and 2022, respectively.
The Company continues to evaluate its deferred tax assets each period to determine if a valuation allowance is required based on whether it is more likely than not that some portion of these deferred tax assets will not be realized. As of March 31, 2023, management concluded that it is more likely than not that a substantial portion of our federal deferred tax assets will be realized. As part of our analysis, we considered both positive and negative factors that impact profitability and whether those factors would lead to a change in the estimate of our deferred tax assets that may be realized in the future. However, based on our analysis, we have recorded a valuation allowance on the foreign deferred tax assets and the portion of outside basis difference related to Holdings’ permanent book/tax differences as of March 31, 2023. The Company will continue to assess the likelihood of the realization of its deferred tax assets and the valuation allowance will be adjusted accordingly.

16.	INCOME TAXES
Income (loss) before provision for income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2022	2021
Domestic	$2,221	$33,191
Foreign	(509)	(286)

Income before provision for income taxes	$1,712	$32,905

The income tax provision for the year ended December 31, 2022 and 2021 consists of the following:

	Year Ended December 31,
	2022	2021
Current income tax provision (benefit):
Federal	$749	$—
State and Local	377	286
Foreign	5	—

Total current expense (benefit):	1,131	286
Deferred income tax provision (benefit):
Federal	(714)	—
State and Local	(29)	—
Foreign	—	—

Total deferred expense (benefit):	(743)	—

Total income tax provision (benefit)	$388	$286

A reconciliation of the federal income tax rate to the Company’s effective tax rate for the year ended December 31, 2022 and 2021 is as follows:

	Year Ended December 31,
	2022	2021
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal benefit	18.20%	0.87%
Nontaxable partnership income	-41.39%	-21.00%
Foreign rate differential	-2.71%	0.00%
Change in valuation allowance	27.55%	0.00%

	22.65%	0.87%

The Company’s significant rate reconciliation items are driven primarily by state taxes, permanent differences associated with Holdings’ flowthrough income and the recognition of a valuation allowance.
The Company’s net deferred tax assets (liabilities) as of December 31, 2022 and 2021 is as follows:

	Year Ended December 31,
	2022	2021
Deferred tax assets:
Outside basis difference in partnership	$1,173	$—
Net operating loss carryforwards	164	—
Intangibles	978	—

Total deferred tax assets	$2,315	$—

Valuation allowance	(477)	—

Deferred tax assets, net of allowance	$1,838	$—

As of December 31, 2022, the Company had a foreign net operating losses of $0.5 million, which begin to expire in 2032.
In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all the information available, management has recorded a valuation allowance against the foreign net operating losses and the portion of outside basis difference related to Holdings’ permanent book/tax differences.
The calculation of our tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations for both federal taxes and the many states in which we operate or do business in. ASC 740 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits.
We record uncertain tax positions as liabilities in accordance with ASC 740 and adjust these liabilities when our judgment changes as a result of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from our current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. As of December 31, 2022 and 2021 we have not recorded any uncertain tax positions in our financial statements.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Company’s tax years are still open under statute from December 31, 2019, to the present. The resolution of tax matters is not expected to have a material effect on the Company’s consolidated financial statements.